EXHIBIT NO. 99.(n) 2

MFS FUNDS

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3(d) UNDER THE

INVESTMENT COMPANY ACT OF 1940

Effective September 6, 1996, as amended and restated:

August 15, 2003

January 25, 2005 (Addition of R Share Classes)

January 24, 2006 (Addition of W Share Class)

April 25, 2006 (Addition of Voluntary Conversion)

June 25, 2006 (Addition of Methodology for Allocating Income, Realized Gains and Losses and Dividends)

October 25, 2006 (Addition of A1 and B1 Share Classes)

November 1, 2007 (Conversion of Class R and R2 Shares)

February 28, 2008 (Termination of Master Class R Administration and Service Agreement)

April 19, 2008 (Conversions and Redesignations of Class R Share Suite)

May 1, 2009 (Conversions - Class A, Class I, Class W; removal of Class J; revisions to money market exchanges)

EXHIBIT A, as revised:

July 26, 2005 (Addition of MFS Series Trust XII)

April 25, 2006 (Addition of MFS Diversified Income Fund, series of MFS Series Trust XIII

(formerly MFS Government Securities Fund))

July 26, 2006 (Addition of MFS Sector Rotational Fund)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS

Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

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June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended

Research Core Equity Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental

103/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a

series of MFS Series Trust XIII)

April 14, 2010 (Addition of MFS Global Bond Fund)

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EXHIBIT A

Dated: April 14, 2010

MFS® Series Trust I:

MFS® Cash Reserve Fund

MFS® Core Equity Fund

MFS® Core Growth Fund

MFS® New Discovery Fund

MFS® Research International Fund

MFS® Technology Fund

MFS® Value Fund

MFS® Series Trust II:

MFS® Growth Fund

MFS Series Trust III:

MFS® High Income Fund

MFS® High Yield Opportunities Fund

MFS® Municipal High Income Fund

MFS Series Trust IV:

MFS® Mid Cap Growth Fund

MFS Series Trust V:

MFS® International New Discovery Fund

MFS® Research Fund

MFS® Total Return Fund

MFS Series Trust VI:

MFS® Global Equity Fund

MFS® Global Total Return Fund

MFS® Utilities Fund

MFS Series Trust VII

MFS Series Trust VIII:

MFS® Global Growth Fund

MFS® Strategic Income Fund

MFS Series Trust IX:

MFS® Bond Fund

B-1

MFS® Inflation-Adjusted Bond Fund

MFS® Limited Maturity Fund

MFS® Municipal Limited Maturity Fund

MFS® Research Bond Fund

MFS® Research Bond Fund J

MFS Series Trust X:

MFS® Aggressive Growth Allocation Fund

MFS® Conservative Allocation Fund

MFS® Emerging Markets Debt Fund

MFS® Emerging Markets Equity Fund

MFS® Global Bond Fund

MFS® Growth Allocation Fund

MFS® International Diversification Fund

MFS® International Growth Fund

MFS® International Value Fund

MFS® Moderate Allocation Fund

MFS Series Trust XI:

MFS® Mid Cap Value Fund

MFS® Blended Research Core Equity Fund

MFS Series Trust XII:

MFS® Lifetime Retirement Income Fund

MFS® Lifetime 2010 Fund

MFS® Lifetime 2020 Fund

MFS® Lifetime 2030 Fund

MFS® Lifetime 2040 Fund

MFS® Sector Rotational Fund

MFS Series Trust XIII:

MFS® Diversified Income Fund

MFS® Global Real Estate Fund

MFS® Government Securities Fund

MFS Series Trust XV

MFS® Commodity Strategy Fund

MFS® Diversified Target Return Fund

MFS® Fundamental 130/30 Fund

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MFS Municipal Series Trust:

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® California Municipal Bond Fund

MFS® Florida Municipal Bond Fund

MFS® Georgia Municipal Bond Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mississippi Municipal Bond Fund

MFS® Municipal Income Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® South Carolina Municipal Bond Fund

MFS® Tennessee Municipal Bond Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS® Growth Opportunities Fund

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